UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2015

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of Teradyne, Inc. (the “Company”) held on May 12, 2015 (the “Annual Meeting”), the stockholders approved an amendment to the 2006 Equity and Cash Compensation Incentive Plan (the “Plan”) to (i) extend the term of the of the Plan until May 12, 2025, (ii) modify certain Plan terms as set forth in the Company’s proxy statement filed with the Commission on April 2, 2015, and (iii) re-approve the material performance criteria of the Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Teradyne, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders on May 12, 2015 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on April 2, 2015 to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael A. Bradley	187,758,993	2,248,570	37,735	12,657,320
Daniel W. Christman	188,998,783	987,018	59,497	12,657,320
Edwin J. Gillis	187,957,327	1,416,115	671,856	12,657,320
Timothy E. Guertin	189,077,067	908,400	59,831	12,657,320
Mark E. Jagiela	188,271,662	1,723,142	50,494	12,657,320
Mercedes Johnson	188,838,666	1,152,055	54,577	12,657,320
Paul J. Tufano	188,740,489	1,243,765	61,044	12,657,320
Roy A. Vallee	187,287,117	2,699,158	59,023	12,657,320

2. To conduct an advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
183,448,896	6,481,031	115,371	12,657,320

3. To approve an amendment to the 2006 Equity and Cash Compensation Incentive Plan. The amendment to the 2006 Equity and Cash Compensation Incentive Plan was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
182,529,541	7,412,892	102,865	12,657,320

4. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
200,959,009	1,603,549	140,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 13, 2015	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	V.P., Chief Financial Officer and Treasurer